UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

THE ONE GROUP HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37379	14-1961545
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1624 Market Street, Suite 311

Denver, Colorado 80202

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STKS	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 1, 2024, The ONE Group Hospitality, Inc. (the “Company”) filed a current report on Form 8-K reporting the completion of its acquisition of 100% of the issued and outstanding equity interests of Safflower Holdings Corp. from Safflower Holdings LLC, for $365.0 million in cash, subject to customary adjustments for pre-closing estimates for indebtedness, cash, net working capital and seller transaction expenses. Safflower Holdings Corp. beneficially owns most of the Benihana restaurants, as well as all of the RA Sushi restaurants, in the United States (collectively “Benihana”). It also franchises Benihana locations in the U.S., Latin America (excluding Mexico) and the Caribbean. This amendment amends the original filing to include the financial statements of Benihana required by Item 9.01(a) and pro forma financial statements of Benihana and the Company required by Item 9.01(b).

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

(i) The audited financial statements of Benihana as of and for the fiscal years ended March 31, 2024 and March 26, 2023 are filed as Exhibit 99.1 and incorporated into this Item 9.01(a).

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2024 and the unaudited pro forma condensed combined statements of operations and comprehensive income for the three months ended March 31, 2024 and for the year ended December 31, 2023 are filed as Exhibit 99.2 and incorporated into this Item 9.01(b).

(d)	Exhibits.

23.1	Consent of CohnReznick, LLP (Independent Auditors)
99.1	Audited financial statements of Benihana as of and for the fiscal years ended March 31, 2024 and March 26, 2023
99.2

Unaudited pro forma condensed combined balance sheet as of March 31, 2024 and the unaudited pro forma condensed combined statements of operations and comprehensive income for the three months ended March 31, 2024 and for the year ended December 31, 2023

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2024	THE ONE GROUP HOSPITALITY, INC.

	By:	/s/ Tyler Loy
	Name:	Tyler Loy
	Title:	Chief Financial Officer